Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That I,     Richard A. Bemis    , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Bradley A. Johnson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS RESOURCES CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this     14th        day of February, 2007.

 /s/ R. A. Bemis
Richard A. Bemis
Director

Exhibit 24
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That I,     Albert J. Budney, Jr.    , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Bradley A. Johnson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS RESOURCES CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2007.

 /s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That I,     Ellen Carnahan    , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Bradley A. Johnson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS RESOURCES CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2007.

 /s/ Ellen Carnahan
Ellen Carnahan
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That I,     Robert C. Gallagher    , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Bradley A. Johnson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS RESOURCES CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this     14th        day of February, 2007.

 /s/ Robert C. Gallagher
Robert C. Gallagher
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That I,    Kathryn M. Hasselblad-Pascale   , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Bradley A. Johnson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS RESOURCES CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2007.

 /s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That I,     James L. Kemerling    , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Bradley A. Johnson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS RESOURCES CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2007.

 /s/ James L. Kemerling
James L. Kemerling
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That I,     John C. Meng    , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Bradley A. Johnson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS RESOURCES CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this    14th         day of February, 2007.

 /s/ J. C. Meng
John C. Meng
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That I,     William F. Protz, Jr.    , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Bradley A. Johnson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS RESOURCES CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this     14th        day of February, 2007.

 /s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That I,     Larry L. Weyers    , hereby constitute and appoint Larry L. Weyers, Joseph P. O'Leary, and Bradley A. Johnson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS RESOURCES CORPORATION (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities, guarantys of indebtedness of the consolidated subsidiaries, or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this     14th        day of February, 2007.

 /s/ Larry L. Weyers
Larry L. Weyers
Director